Exhibit 10.1

FIFTH AMENDMENT TO LEASE

Reference is made to a certain Lease dated January 7, 2000, by and between John H. Spurr, Jr. and William G. Constable, Trustees (Successor to Thomas J. Teuten) of 1050 Hingham Street Realty Trust,  (“Landlord”) and BioSphere Medical, Inc.  (“Tenant”), and as amended, for Leased Premises located at 1050 Hingham Street, Rockland, Massachusetts (the “Lease”).

Now therefore, in consideration of these presents and other good and valuable consideration, Landlord and Tenant agree that the Lease is hereby amended as follows:

1.                                       Effective on the Fifth Amendment Commencement Date, the Lease Term set forth in the Reference Data Section is extended for a period of one (1) year through February 28, 2011.

2.                                       The Base Rent set forth in the Reference Data Section is revised to include the following schedule effective on March 1, 2010

	Annual	Monthly
Period	Rent	Rent
March 1, 2010 – February 28, 2011	$256,651.25	$21,387.60

3.                                       The Tenant shall be responsible for the cost of electricity consumed through lights and outlets, which shall be sub-metered and billed to Tenant as per current practice.

4.                                       After the Fifth Amendment Commencement Date, Base Taxes shall be Taxes for the fiscal year ended June 30, 2011 and Base Operating Costs shall be Operating Costs for the calendar year 2010.

5.                                       After the Fifth Amendment Commencement Date, Tenant’s Proportionate Share shall remain the same as previously set for the in the Amended Reference Data Section.

6.                                       Landlord and Tenant agree that the Leased Premises shall be delivered in “as is” condition.

7.                                       Holdover Rent:  After the Fifth Amendment Commencement Date, Section 26 of the Lease shall be amended to reflect a daily rate in an amount equal to one hundred seventy five (175%) percent of the daily rate of the Rent and other sums payable under this Lease as of the last day of the Lease Term.

8.                                       Lease Security:  Tenant shall extend the Letter of Credit in the amount of $58,000 in favor of Landlord through the end of the Lease Term as extended herein.

9.                                       Broker:  Landlord and Tenant warrant that no real estate brokers other than FHO Partners are involved in this Lease Extension and Tenant hereby indemnifies Landlord for any claims for commissions other than to the broker named above.

10.                                 The capitalized terms contained herein shall have the same meaning as those terms contained in the Lease, First Amendment to Lease, Second Amendment to Lease, Third Amendment to Lease and Fourth Amendment to Lease.

11.                                 Except as herein expressly set forth, the Lease shall remain unchanged and is hereby ratified and remains in full force and effect.

Executed under seal this 9th day of March, 2010.

LANDLORD:
1050 Hingham Street Realty Trust

By:	/s/ John H. Spurr, Jr.
Trustee and not individually

TENANT:
BioSphere Medical, Inc.

By:	/s/ Martin J. Joyce
duly authorized

AMENDED REFERENCE DATA

REFLECTING FIFTH AMENDMENT

As used in this Lease, the following terms shall have the respective meanings set forth below except when and to the extent reference is made to particular Sections of the Lease:

Date of Lease:	January 7, 2000

Date of Amendments:	First Amendment	June 27, 2000
	Second Amendment	January 21, 2005
	Third Amendment	February 24, 2006
	Fourth Amendment	January 5, 2009
	Fifth Amendment	March 9, 2010

Landlord:	John H. Spurr, Jr. and William G. Constable, Trustees of 1050 Hingham Street Realty Trust.

Landlord’s Address:	20 Winthrop Square, Boston, Massachusetts 02110-1229.

Tenant:	BioSphere Medical, Inc., a Delaware Corporation.

Tenant’s Address:	1050 Hingham Street
Rockland, Massachusetts 02370

Property:	Landlord’s land and improvements thereon known as 1050 Hingham Street, Rockland, Massachusetts 02370.

Building:	The three-story building located on the Property.

Leased Premises:	The entire first floor (excluding the common entrance lobby) of the Building as shown on Exhibit A-1.

Rentable Square Footage of the Leased Premises:	Prior to First Amendment 7,797 square feet.
Prior to Second Amendment 12,995 square feet
Prior to Third Amendment 7,797 square feet
Prior to the Fourth Amendment 12,995 square feet
Prior to the Fifth Amendment 12,995 square feet
After Fifth Amendment 12,995 square feet

Total Rentable Square Footage of the Building:	39,771 square feet.

Use of Leased Premises:

Administrative offices for a medical device company and ancillary uses related thereto including research and development and light manufacturing to the extent described in Exhibit D attached hereto and incorporated herein, provided that such research and development involve no hazardous materials, solid waste, noise or fumes beyond the Leased Premises or any impact on the Building, its operations or the operations of other tenants in the Building.

Lease Term:

Ten (10) years, eleven (11) months (original term – five (5) years, extension per Second Amendment – two (2) years of which only eleven months were completed prior to the Third Amendment, extension per Third Amendment – three (3) years ending February 28, 2009 - extension per Fourth Amendment – one (1) year ending February 28, 2010 – extension per Fifth Amendment – one (1) year ending February 28, 2011.)

Specified Commencement Date:	March 15, 2000

Commencement Date:	The Specified Commencement Date or such other date as is determined in accordance with the terms of Section 3.

Second Amendment Commencement Date:	April 1, 2005

Third Amendment Commencement Date:	March 1, 2006

Fourth Amendment Commencement Date:	March 1, 2009

Fifth Amendment Commencement Date:	March 1, 2010

Base Rent:

	Annual	Monthly
Periods	Base Rent	Installment
March 15, 2000 to July 14, 2000	$155,940.00	$12,995.00
July 15, 2000 to March 14, 2003	$270,296.00	$22,524.67
March 15, 2003 to March 31, 2005	$276,143.75	$23,011.98
April 1, 2005 to February 28, 2006	$155,940.00	$12,995.00
March 1, 2006 to February 28, 2010	$233,910.00	$19,492.50
March 1, 2010 to February 28, 2011	$256,651.25	$21,387.60

Lease Security:

An irrevocable letter of credit (the “Letter of Credit”) or cash Security Deposit of $140,000 at the Commencement Date and $234,000 after the execution of the First Amendment, to be reduced as scheduled below, subject to Section 4.

	Period	Amount
	3/15/00 – First Amendment Execution	$140,000
	First Amendment Execution – 3/14/01	$234,000
	3/15/01 – 3/14/02	$198,000
	3/15/02 – 3/14/03	$157,800
	3/15/03 – 3/14/04	$110,500
	3/15/04 – 2/28/10	$58,000
	3/15/10 – 2/28/11	$58,000

Base Operating Costs:	Prior to Second Amendment: Operating Costs for the calendar year 2000, grossed up to reflect 100% occupancy for a full calendar year.

	Prior to Third Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year.

Prior to Fourth Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year ($324,954.44). This base year amount is net of the annual amount paid towards such costs by the basement tenant and Operating Costs for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Prior to Fifth Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year ($324,954.44). This base year amount is net of the annual amount paid towards such costs by the basement tenant and Operating Costs for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

After Fifth Amendment: Operating Costs for the calendar year 2010, grossed up to reflect 100% occupancy for a full calendar year. This base year amount is net of the annual amount paid towards such costs by the basement tenant and Operating Costs for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Base Taxes:	Prior to Second Amendment: Taxes for the fiscal year ended June 30, 1999.
Prior to Third Amendment: Taxes for the fiscal year ended June 30, 2005.

Prior to Fourth Amendment: Taxes for the fiscal year ended June 30, 2005 ($47,493.11). This base year amount is net of the annual amount paid toward such costs by the basement tenant and Taxes for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Prior to Fifth Amendment: Taxes for the fiscal year ended June 30, 2005 ($47,493.11). This base year amount is net of the annual amount paid toward such costs by the basement tenant and Taxes for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

After Fifth Amendment: Taxes for the fiscal year ended June 30, 2011. This base year amount is net of the annual amount paid toward such costs by the basement tenant and Taxes for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Electricity:	Prior to First Amendment $6,627.45 per year or $552.29 per month. After First Amendment $11, 825.00 per year or $985.42 per month.

After Second, Third, Fourth and Fifth Amendments, Tenant shall be responsible for the cost of electricity consumed through lights and outlets, which shall be sub-metered and billed to Tenant as per current practice.

Tenant’s Proportionate Share:	Prior to First Amendment 19.605%.
Prior to Second Amendment 32.675%.
Prior to Third Amendment 19.605%
Prior to Fourth Amendment 32.675%
Prior to Fifth Amendment 32.675%
After Fifth Amendment Commencement Date 32.675%

Insurance:	$1,000,000/$3,000,000 per occurrence public liability;
$1,000,000 per occurrence property damage.

Personal Property insurance for all risks to full insurable value of personalty in the Leased Premises.

Condition of Leased Premises:	Per Paragraph 6 of Fifth Amendment to Lease